United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


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                                    Form 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



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                        Date of Report:  October 28, 1997

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                           BOEING CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



      Delaware                95-2564584                    0-10795
   (State or other         (I.R.S. Employer          (Commission File No.)
   jurisdiction of        Identification No.)
   Incorporation or
   Organization)


     4060 Lakewood Boulevard, 6th Floor - Long Beach, California 90808-1700
                    (Address of principal executive offices)

                                 (562) 627-3000
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

         A.  Financial Statements of Business Acquired
               None.

         B.  Pro Forma Financial Information
               None.

         C.  Exhibits

               Exhibit 10.1 Operating Agreement, dated as of August 1, 1997, by and between the Company and Boeing Capital Services Corporation.

               Exhibit 10.2 Supplemental Operating Agreement, dated as of August 1, 1997, by and between Boeing Capital Services Corporation and The Boeing Company.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         Boeing Capital Corporation


October 28, 1997                         /s/ Steven W. Vogeding
                                         ----------------------------------
                                         Steven W. Vogeding
                                         Vice President and Chief Financial
                                         Officer (Principal Financial Officer)
                                         and Registrant's Authorized Officer